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                     GT GLOBAL EQUITY FUNDS: ADVISOR CLASS

   SUPPLEMENT TO PROSPECTUS DATED APRIL 29, 1996, AS REVISED OCTOBER 31, 1996
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EFFECTIVE  JANUARY 2, 1997,  THE NAME OF  GT GLOBAL AMERICA  GROWTH FUND WILL BE
CHANGED TO  GT GLOBAL  AMERICA MID  CAP  GROWTH FUND  ("AMERICA MID  CAP  GROWTH
FUND").

EFFECTIVE JANUARY 2, 1997, THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "INVESTMENT OBJECTIVES AND POLICIES; RISK FACTORS" WITH RESPECT TO AMERICA MID CAP GROWTH FUND:

America Mid Cap Growth Fund seeks its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of mid cap companies domiciled in its Primary Investment Area. "Mid cap" companies are companies that at the time of purchase of their securities by the America Mid Cap Growth Fund, have market capitalizations of $1 billion to $5 billion.

The last two sentences of the carryover paragraph from page 27 to page 28 of the prospectus are deleted.

EFFECTIVE JANUARY 2, 1997, THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "INVESTMENT OBJECTIVES AND POLICIES; RISK FACTORS" WITH RESPECT TO SMALL CAP GROWTH PORTFOLIO ("AMERICA SMALL CAP GROWTH PORTFOLIO"):

"Small  cap"  companies are  companies that  at  the time  of purchase  of their
securities  by   the   America  Small   Cap   Growth  Portfolio,   have   market
capitalizations of up to $1 billion.

The America Small Cap Growth Portfolio also may invest up to 10% of its total assets in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers.

EFFECTIVE JANUARY 2, 1997, THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "INVESTMENT OBJECTIVES AND POLICIES; RISK FACTORS" WITH RESPECT TO VALUE PORTFOLIO ("AMERICA VALUE PORTFOLIO"):

The America Value Portfolio also may invest up to 10% of its total assets in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers.

EFFECTIVE JANUARY 2, 1997, THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AMERICA SMALL CAP GROWTH PORTFOLIO, AMERICA MID CAP GROWTH FUND AND AMERICA VALUE PORTFOLIO:

With respect to America Small Cap Growth Portfolio, America Mid Cap Growth Fund and America Value Portfolio, Chancellor LGT Asset Management, Inc. (the
"Manager") utilizes a team approach that relies on its bottom-up, research-intensive, process-driven stock selection capability to build the various investment portfolios. The Manager's disciplined process combines the inputs of analysts performing fundamental and quantitative research, various committees that set the Manager's firmwide economic forecasts and sector and industry allocations, and portfolio management teams responsible for stock selection decisions. While individual members of the Manager's investment team are assigned primary responsibility for the day-to-day management of America Small Cap Growth Portfolio, America Mid Cap Growth Fund and America Value Portfolio, the Portfolios and the Fund, along with similarly managed accounts, are reviewed on a regular basis by the applicable investment team to monitor compliance with applicable investment guidelines.

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The investment professionals primarily responsible for the portfolio  management of each Fund or Portfolio are as follows:

                       AMERICA SMALL CAP GROWTH PORTFOLIO

Barbara Mignogna will be named a Portfolio Manager on January 2, 1997. Ms. Mignogna has been the Head of the North American Small Cap Growth Equity Management Group for the Manager since 1995 and has been a Portfolio Manager for the Manager since 1993. Prior thereto, Ms. Mignogna was a Portfolio Manager and Analyst with J.R.O. Associates from 1988 to 1993.

Mark J. Cunneen will be  named the other Portfolio  Manager on January 2,  1997.
Mr. Cunneen has been a Portfolio Manager for the Manager since December 1992. From February 1992 until December 1992, Mr. Cunneen was President of DC Capital, Inc., an investment management firm. Prior thereto, Mr. Cunneen was Vice
President of Equity Investments at Massachusetts Financial Services from 1987 until 1992.

                          AMERICA MID CAP GROWTH FUND

Ellen H. Adams will be named a Portfolio Manager on January 2, 1997. Ms. Adams has been the Head of North American Equity for the Manager since 1995, Director of Equity Research for the Manager from May 1993 until 1995, and a Portfolio Manager and Analyst for the Manager from 1992 until May 1993. Prior thereto, Ms. Adams was a Portfolio Manager for Neuberger & Berman from 1987 until 1992.

Ann B. Hutchins will be named the other Portfolio Manager on January 2, 1997. Ms. Hutchins has been a Portfolio Manager for the Manager since 1994. Prior thereto, Ms. Hutchins was Equity Portfolio Manager and Research Analyst for Cadence Capital Management from 1988 until 1994.

                            AMERICA VALUE PORTFOLIO

Ted J. Ujazdowski will be named a Portfolio Manager on January 2, 1997. Mr. Ujazdowski has been Director of the Manager's Value Group since 1987 and a Portfolio Manager for the Manager since 1983.

Adam D. Scheiner will be named the other Portfolio Manager on January 2, 1997. Mr. Scheiner has been a Portfolio Manager and Analyst of the Manager's Value Group since June 1993. Prior thereto, Mr. Scheiner was a Securities Analyst at Prudential Securities Incorporated from 1989 until June 1993.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc., and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, all of the above named investment professionals were employees only of Chancellor Capital.

WITH RESPECT TO  GT GLOBAL  WORLDWIDE GROWTH  FUND AND  GT GLOBAL  INTERNATIONAL
GROWTH   FUND,  THE  FOLLOWING  REVISES  AND  SUPERSEDES  THE  DISCUSSION  UNDER
"MANAGEMENT":

Roger Yates has been named a Portfolio Manager for GT Global Worldwide Growth Fund and GT Global International Growth Fund as of December 1996. Mr. Yates has been International Chief Investment Officer for the Manager since September 1996. From 1994 to 1996, Mr. Yates was the Chief Investment Officer and Portfolio Manager for Europe and the United Kingdom for the Manager. From 1988 to 1994, Mr. Yates was an Investment Manager for Morgan Grenfell Asset Management.

John Nadell has also been named a Portfolio Manager for GT Global Worldwide Growth Fund as of December 1996. Mr. Nadell has been an Investment Analyst for the Manager since May 1994. Mr. Nadell was an Investment Analyst for Pacific Equity Management from October 1990 to May 1994.

Michael Lindsell remains the other Portfolio Manager for the GT Global International Growth Fund, and Soraya M. Betterton remains the other Portfolio Manager for the GT Global Worldwide Growth Fund.

WITH RESPECT TO GT GLOBAL JAPAN GROWTH FUND, THE FOLLOWING REVISES AND SUPERSEDES THE DISCUSSION UNDER "MANAGEMENT":

Andrew Callender will be named the Portfolio Manager for GT Global Japan Growth Fund on January 2, 1997. Mr. Callender has been a Portfolio Manager for the Manager since 1990.

EQUSX612002.5M                                                 December 20, 1996